                                                                      Exhibit 24


                                POWER OF ATTORNEY
                                -----------------

      Each of the undersigned officers and directors of American Eagle Outfitters, Inc. a Delaware corporation (the "Company") hereby appoints Laura A. Weil, William P. Tait, and Dale E. Clifton as his true and lawful attorneys-in-fact, or any of them, with power to act without the others, as his true and lawful attorney-in-fact, in his name and on his behalf, and in any and all capacities stated below, to sign and to cause to be filed with the Securities and Exchange Commission (the "Commission"), the Company's Registration Statement on Form S-8 (the "Registration Statement") to register under the Securities Act of 1933, as amended, 4,000,000 shares of Common Stock, $.01 par value, of the Company to be sold and distributed by the Company pursuant to the Company's 1999 Stock Incentive Plan (the "Plan") and such other number of shares as may be issued under the anti-dilution provision of the Plan, and any and all amendments, including post-effective amendments, to the Registration Statement, hereby granting unto such attorneys-in-fact, and to each of them, full power and authority to do and perform in the name of and on behalf of the undersigned, in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to each such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any such attorney-in-fact or his substitute may do by virtue hereof.

      IN WITNESS WHEREOF, the undersigned have signed these presents this 3rd day of April, 2000.

         SIGNATURE                            TITLE
         ---------                            -----
/s/ Jay L. Schottenstein             Chairman of the Board of Directors and
----------------------------         Chief Executive Officer
  Jay L. Schottenstein


/s/ George Kolber                    Vice Chairman and Chief Operating Officer
----------------------------
  George Kolber


/s/ Roger S. Markfield               President, Chief Merchandising Officer, and
----------------------------         Director
  Roger S. Markfield


/s/ Laura A. Weil                    Executive Vice President and Chief
----------------------------         Financial Officer
  Laura A. Weil


/s/ Dale E. Clifton                  Vice President, Controller and Chief
----------------------------         Accounting Officer
  Dale E. Clifton


/s/ Saul Schottenstein               Vice Chairman
----------------------------
  Saul Schottenstein


/s/ Ari Deshe                        Director
----------------------------
  Ari Deshe


/s/ Jon P. Diamond                   Director
----------------------------
  Jon P. Diamond


/s/ Martin P. Doolan                 Director
----------------------------
  Martin P. Doolan

/s/ Michael G. Jesselson             Director
----------------------------
  Michael G. Jesselson


/s/ Thomas R. Ketteler               Director
----------------------------
  Thomas R. Ketteler


/s/ John L. Marakas                  Director
----------------------------
  John L. Marakas


/s/ David W. Thompson                Director
----------------------------
  David W. Thompson


/s/ Gerald E. Wedren                 Director
----------------------------
  Gerald E. Wedren


/s/ Gilbert W. Harrison              Director
----------------------------
  Gilbert W. Harrison